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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 7, 2005


                                 CRDENTIA CORP.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                            76-0585701
-------------------------------                           ----------------------
(State or Other Jurisdiction of                             (I.R.S. Employer
       Incorporation)                                     Identification Number)

                                    000-31152
                               -------------------
                                   (Commission
                                  File Number)

                         14114 DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75254

               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 850-0780
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01     REGULATION FD DISCLOSURE.

            On March 7, 2005, holders of our Series B and B-1 Preferred Stock received notice of a Special Meeting of the Holders of Series B and B-1 Preferred Stock (the "Special Meeting") called by our Board of Directors to approve the conversion of all outstanding shares of Series B and B-1 Preferred Stock (the "Conversion"). The Special Meeting will be held at the Company's offices at 14114 Dallas Parkway, Suite 600, Dallas, Texas, on Thursday, March 17, 2005 at 9:30 a.m., Central time.

            The Board of Directors has called the Special Meeting in connection with a $6,500,000 Series C Preferred Stock Warrant financing (the "Financing") with MedCap Partners, L.P. ("MedCap"), pursuant to which MedCap would exercise warrants to purchase 108,334 shares of Series C Preferred Stock previously issued to it, subject to the fulfillment of a number of conditions, including (without limitation) the Conversion. C. Fred Toney, a member of our Board of Directors, is the managing member of MedCap. Mr. Toney abstained from voting with respect to the approval of the Financing by the Board of Directors.

            The description of the Special Meeting, Conversion and Financing set forth above is qualified in its entirety by reference to the copy of the memorandum, notice of meeting and proxy distributed to the holders of Series B and B-1 Preferred Stock in connection with the Special Meeting and which is attached hereto as Exhibit 99.1. The information contained in this Item 7.01 is furnished to, but not filed with, the Securities and Exchange Commission and shall not be incorporated by reference to any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The filing of this current report is not an admission as to the materiality of any information in this Item 7.01.

            Statements contained in this current report or incorporated herein that are not historical facts are forward-looking statements that involve risks and uncertainties. Among the important factors which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those discussed in "Risk Factors" in our reports on Form 10-KSB and Form 10-QSB and other filings with the Securities and Exchange Commission. Such risk factors include, but are not limited to, a limited operating history with no earnings; reliance on our management team, members of which have other business interests; the ability to successfully implement our business plan; the ability to continue as a going concern; the ability to fund our business and acquisition strategy; the growth of the temporary healthcare professional staffing business; difficulty in managing operations of acquired businesses; uncertainty in government regulation of the healthcare industry; and the limited public market for our common stock. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

       Exhibit No.         Description
       -----------         -----------

         99.1 Memorandum to Holders of Series B and B-1 Preferred Stock of Crdentia Corp.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CRDENTIA CORP.



March 7, 2005                           By: /S/ JAMES D. DURHAM
                                            -------------------------------
                                            James D. Durham
                                            Chief Executive Officer

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                                  EXHIBIT INDEX


       Exhibit No.         Description
       -----------         -----------

           99.1 Memorandum to Holders of Series B and B-1 Preferred Stock of Crdentia Corp.